Q1 2020 Earnings Presentation April 30, 2020

Forward-Looking Statements This presentation contains certain statements related to future results, our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These risks and uncertainties include, but are not limited to, the impact of the continuing financial and operational uncertainty due to the COVID-19 pandemic, including its impact on the overall economy, our sales, customers, operations, team members and suppliers. Further information concerning the Company and its business, including factors that potentially could materially affect the Company’s financial results, is contained in the Company’s filings with the Securities and Exchange Commission. This presentation includes market and industry data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward- looking statements contained in this presentation or to reflect any change in our expectations after the date of this presentation or any change in events, conditions or circumstances on which any statement is based. Use of Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. These measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the Appendix of this presentation. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. PATK LISTED NASDAQ 2

Company Snapshot Today, operates as a key component manufacturer and Founded in 1959 as a supplier to the RV, Marine, Manufactured Housing and Industrial Manufactured Housing Supplier Markets Headquartered in Elkhart, Indiana Operates coast-to-coast in 23 states in the U.S. and in Canada, China and the Netherlands Q1 2020 LTM: 7,000 team members Listed on the NASDAQ under Revenue: $2.3B ticker PATK Operating Cash Flows: $178M Our vision is to leverage the strength of our brand platform, manufacturing & distribution capabilities and synergies, diversified product portfolio, deep customer relationships, operating scale, and strategic geographic footprint to drive organic growth and through strategic acquisitions in all of our primary markets, while maintaining a strong balance sheet and disciplined leverage profile. PATK LISTED NASDAQ 3

Market Platform Over the last several years, we have strategically engaged in diversifying our market position in order to align our revenue stream with wholesale and retail trends across all four of our primary end markets Sales Composition 2018 2019 Q1 2020 RV – 63% RV – 55% RV – 55% Marine – 12% Marine – 14% Marine – 13% MH – 12% MH – 19% MH – 19% Industrial – 13% Industrial – 12% Industrial – 13% Lifestyle & Leisure Housing & Industrial RV Marine MH Industrial Manufactured Residential Housing, Travel Trailer, Fifth Pontoon, Fiberglass, Housing, Modular Hospitality, Commercial Wheel, Folding Trailer, High-rise, Big box Ski & Wake, Aluminum Housing, Modular Class A, B, C Retail, Institutional Structure Furniture 55% of Q1 2020 Sales 13% of Q1 2020 Sales 19% of Q1 2020 Sales 13% of Q1 2020 Sales PATK LISTED NASDAQ 4

Key Messages Started the year with positive momentum and traction in all end markets, 1 followed by the sudden disruption late in Q1 due to COVID-19 Strong operational and financial performance in Q1 despite lost production 2 days and negative impact from COVID-19 Prioritization of team member safety – commitment to maintaining a safe 3 work environment while continuing to serve our customers Suspended certain operations, quickly and proactively implemented 4 targeted cost containment and financial management measures Flexible, high variable cost business model with cash on hand, strong liquidity 5 and cash flows to navigate through the challenging economic conditions PATK LISTED NASDAQ 5

COVID-19 Response

"I would like to take this moment to thank all our conscientious team members across the organization who have worked so diligently and tirelessly as we navigate through these unprecedented and unforeseen times. Their commitment to our team and each other is truly inspiring. Our Company, team members and business units have put forth tremendous effort to support the communities in which we live and work. I am extremely proud of our *team's response to the challenging* situation and look forward to all of us emerging from this difficult time as a stronger organization."

Andy L. Nemeth | President & CEO

Company-wide Actions

HEALTH AND SAFETY

- ✓ Created COVID-19 Task Force and Business Unit Champions to provide continued awareness, training and education
- ✓ Implemented social distancing, strict sanitation practices and PPE measures
- ✓ Applied protocols in alignment with both CDC and state guidelines
- ✓ Encouraged work from home program as applicable
- ✓ Eliminated non-essential travel
- ✓ Implemented "Return to Work" protocols

SUPPORTING OUR COMMUNITIES

- ✓ Donating PPE for hospitals, care centers and front-line responders
- ✓ Sponsoring meals for local hospitals and frontline COVID-19 workers
- ✓ Temporary shifting of manufacturing focus at certain facilities to produce plastic face shields, masks and isolation gowns

COST CONTAINMENT AND FINANCIAL MEASURES

- ✓ Voluntary compensation reductions by the executive management team
- ✓ Voluntary reduced compensation for the Board of Directors
- ✓ Wage reductions for salaried team members across the organization
- ✓ Freeze on all non-essential hiring
- ✓ Fixed cost reduction of $35 million
- ✓ Reduction of all non-essential spending
- ✓ Suspended acquisition activities and paused share repurchases

OPERATIONAL

- ✓ Suspended operations at certain facilities over the last five (5) weeks in alignment with customer demand
- ✓ Furloughed team members with benefits impacted by suspended operations
- ✓ Consolidating certain facilities with like-product lines

PATK LISTED NASDAQ

PATRICK INDUSTRIES, INC.

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Q1 2020 Financial Highlights COVID-19 IMPACT • Net sales of $589.2 million decreased 3.1% • Sales decline primarily attributable to lost production days and • Operating income of $39.3 million increased 9.6% business disruption in our end markets late in Q1 2020 Income • Operating margin expanded 80 basis points to 6.7% Statement • Earnings negatively impacted by • Net income of $21.2 million increased 1.6% lost production days • Diluted EPS of $0.91 increased 1.5% • Completed two strategic acquisitions adding $20 • Suspended acquisition activities million in expected annualized revenues • Returned $21.4 million to shareholders through share • Share buybacks paused Other repurchases and dividends Important • Aggressive management of cash Highlights • Available liquidity of over $500 million, including $94.5 flows and working capital to million of cash on hand, with no major debt maturities preserve liquidity until 2023 PATK LISTED NASDAQ 7

Markets and Trends

As we reflect on the first quarter, we had tremendous momentum to start the year, followed by the unprecedented and sudden impact from COVID-19

	RV	Marine*	MH*	Industrial (housing starts)
Wholesale Shipments	• Jan-Feb: +13% • Q1: Flat	• Jan-Feb: (18-20%) • Q1: (18-20%)	• Jan-Feb: +15% • Q1: +8%	• Jan-Feb: +34% • Q1: +22%
Retail Shipments*	• Jan-Feb: +3-5% • Q1: +1-3%	• Jan-Feb: +9% • Q1: (5%)	-	-
Industry Trends	• Inventory levels calibrated • Strong traffic at recent RV retail shows	• Inventory levels expected to be calibrated for 2021 model year • Boat show attendance strong – retail sold boats being delivered in Q2	• Demographic trends support strong demand patterns for quality, affordable homes • Tailwinds from first-time home buyers and older generation downsizing	• Tight inventories, low interest rates and growing population of 35-44-year olds • Increased demand at big box retail as homeowners look to remodel
COVID-19 Future Impact	• Short-term disruption to consumers • Long-term beneficiary of lifestyle and adaptation changes	• Short-term disruption to consumers • Long-term beneficiary of lifestyle and adaptation changes	• Short-term disruption to consumers • Long-term beneficiary of demographics, low inventories and price points	• Short-term disruption to consumers • Long-term beneficiary of demographics, low inventories and low interest rates

* Company estimates

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Operations & Short-term Outlook • Roll out “Return to Work” protocols for planned re-opening of all our facilities by May 4, 2020 • Anticipate significant short-term disruption in all end markets in the second quarter, followed by sequential improvement through the back-half of 2020 • Leverage high-variable cost model and flexible manufacturing capabilities – shifting production to match demand throughout various plants and geographies as necessary • Consolidate certain like-product based facilities as appropriate to maximize efficiencies, capacities, and synergies ADDITIONAL COST SAVINGS IDENTIFIED Eliminated annualized fixed overhead (effective Q2 2020) Consolidate certain like-product facilities $35M PATK LISTED NASDAQ 9

Q1 2020 Financial Results ($ millions except per share data) Net Sales Operating Income & Diluted EPS Cash from Operations (3.1%) Margin 1.5% $0.91 $608.2 9.6% $0.90 $589.2 $27.9 $29.2 $39.3 $35.8 6.7% $16.0 5.9% Q1 2019 Q1 2020 Q1 2019 Q1 2020 Q1 2019 Q1 2020 Q1 2019 Q1 2020 $16 million of receivables collected two business days after quarter end • Decline attributable to lost • Overhead reductions driven • Increase in overall effective • Q1 2020 inventories production days / business by proactive cost tax rate due to discreet one- increased due to strategic disruption related to COVID- containment measures / time item related to lower overseas purchases and 19 cost reductions in 2019 level of stock compensation potential supply-chain tax benefits vs. Q1 2019 disruptions related to • Revenues from leisure • Integration / execution of COVID-19 lifestyle market (RV & synergies related to • Repurchased approximately Marine) declined 8%, with acquisitions and similar 559,000 shares in RV down 6% and marine businesses aggregate of Company’s down 14% stock in 2019 and Q1’20 • Revenues from housing & industrial markets increased 9%, with MH up 6% and industrial up 14% PATK LISTED NASDAQ 10

Performance by Market Sectors

Revenues ($ millions)



RV
(6%)
$342.4
$320.2
Q1 2019
Q1 2020
Marine
(14%)
$90.8
$78.0
Q1 2019
Q1 2020
MH
6%
$106.0
$112.4
Q1 2019
Q1 2020
Industrial
14%
$69.0
$78.6
Q1 2019
Q1 2020

RV

- 55% of sales – Q1 2020
- Content Per Unit (TTM) – declined 1% to $3,112 from $3,131 in Q1 2019
- Content Per Unit negatively impacted due to OEMs curtailing production in late March, but continuing to ship finished goods in anticipation of short-term suspended operations

MARINE

- 13% of sales – Q1 2020
- Powerboat Content Per Retail Unit (TTM) – increased 3% to an estimated $1,531 from $1,484 in Q1 2019
- Continue to drive content growth driven by acquisitions, leveraging growth-oriented synergies from acquisitions, and geographic expansions

MH

- 19% of sales – Q1 2020
- Content Per Unit (TTM) – increased 35% to an estimated $4,596 from $3,415 in Q1 2019
- Content growth driven by acquisitions and leveraging synergies

INDUSTRIAL

- 13% of sales – Q1 2020
- New Housing Starts – increased 22% compared to Q1 2019
- 60% of revenues tied to new housing starts
- Patrick's products generally go into new homes 4-6 months after new housing starts

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Balance Sheet, Cash Flow and Liquidity The strength of our cash flows, combined with our liquidity, provides us with the flexibility to navigate a variety of scenarios through these unprecedented times • $550M Senior Secured Revolver NET LEVERAGE* ($ millions) • $100M Term Loan ($97.5M o/s at 3/29/20) Debt Total Debt Outstanding $703.8 Structure • $172.5M 1% Convertible Senior Notes • $300M 7.5% Senior Notes Less: Cash on Hand (108.8) Net Debt $595.0 • Revolver borrowings – September 2024 LTM Adj. EBITDA 256.2 • Term Loan – pre-determined quarterly installments; Debt balance due @ maturity Maturities Net Debt to Adj. EBITDA 2.32x • Convertible Senior Notes – February 2023 • Senior Notes – October 2027 LIQUIDITY ($ millions) Total Revolver • Consolidated Net Leverage Ratio – maximum 4.00x vs. $550.0 2.32x at 3/29/20 Credit Capacity Covenants • Consolidated Fixed Charge Coverage Ratio – minimum Less: Total Debt Outstanding (139.8) 1.50x vs. 6.53x at 3/29/20 (including outstanding letters of credit) Unused Credit Capacity 410.2 • Available liquidity, including cash on hand - $504.7M at Add: Cash on Hand 94.5 Liquidity 3/29/20 Total Available Liquidity $504.7 PATK *As defined by credit agreement LISTED NASDAQ 12

Transformation of Business from Prior Recession

Great Recession	Response to Recession	Better Positioned Today
• Portfolio consisted of commodity-based product lines • Low margin profile • Little scale and diversification • Geographically centralized in Midwest • Weak cash flows • Limited liquidity and restrictive capital structure • High leverage heading into recession	• Aggressive fixed cost reduction and consolidated certain operations • Divestiture of non-core assets • Streamlining of administrative and support activities • Targeted margin accretive acquisitions – post recovery • Market and geographic diversification • Added liquidity and enhanced capital structure	• Engineered, value-added, brand-centric product portfolio • Higher margin profile • Highly scaled / market & geographically diversified • Highly variable (>80%) cost structure • Flexible manufacturing process • Asset light and not capital intensive • Ample liquidity and enhanced capital structure • Maintain discipline financial policy

Successfully Transformed the Business

2007		2019
$370	Revenue ($ millions)	$2,337
11.9%	Gross Margin (%)	18.1%
$20	Free Cash Flow ($ millions)*	$165
1,331	Employees	7,500
Commodity-Based Product Lines	Fiberglass Thermoforming / Plastics Metal Fabrication / Fuel Tanks Countertop Fabrication Marine Canvas & Towers Electrical Systems / Wire Harnesses	Value-added, Higher Margin Product Lines

*Free cash flow defined as cash flow from operations less capital expenditures

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Downturn Playbook Flexible Cost Containment Additional Business Model Actions Taken Levers Available • High variable cost model  Voluntary wage reductions for o Fixed overhead reductions − >80% variable costs the executive management o Variable compensation team and board of directors' reductions • Flexible manufacturing process compensation o Consolidation of facilities − Ability to shift production  Wage reductions for salaried across like-product facilities team members across the o Sale-leasebacks (2.7 million • Ability to moth-ball or ramp up organization square feet ) facilities based on capacities and  Furlough with benefits of o Staggered lease terms for demand certain team members that leased facilities (6.9 million • Geographically diverse were impacted by the square feet) suspension of operations o − Presence in 23 states Divestiture of facilities and/or  Freeze on all non-essential brands • Non-capital-intensive businesses hiring o Aggressive inventory and • Flexible working capital  Prioritized critical maintenance working capital reductions capital expenditures o Suspension of dividends  Aggressive reduction in inventories and working capital PATK LISTED NASDAQ 14

Conclusion / Takeaways 1 2 3 4 Flexible business Strong balance sheet Proven resilience to Primary market sectors model with ability to with no near-term debt withstand significant uniquely positioned for produce across all four maturities, ample economic challenges post COVID-19: market sectors and liquidity, cash on hand, with an ability to take  Social distancing shift production and enhanced capital decisive actions and  Quality time with family & friends amongst plants with structure implement cost similar products to drive containment strategies efficient operations PATK LISTED NASDAQ 15

Appendix PATK LISTED NASDAQ

Non-GAAP Reconciliations Reconciliation of Cash Flow from Operations to Free Cash Flow ($ in millons) 2007 2019 Cash Flow from Operations $ 22.5 $ 192.4 Less: Capital Expenditures (2.5) (27.7) Free Cash Flow $ 20.0 $ 164.7 Reconciliation of Net Income to EBITDA to LTM Reconciliation of Net Leverage* Adjusted EBITDA ($ in millons) LTM 3/29/20 ($ millions) Net income $ 89.9 Total debt outstanding @ 3/29/20 $ 705.0 Less: term loan payment (1.2) + Depreciation & amortization 64.4 Total debt outstanding @ 3/31/20 703.8 + Interest Expense, net 38.1 Less: cash on hand @ 3/31/20 (108.8) + Income taxes 29.9 Net debt @ 3/31/20 $ 595.0 EBITDA 222.3 LTM Adjusted EBITDA $ 256.2 + Stock compensation expense 15.8 Net Debt to Adjusted EBITDA 2.3 X + Acquisition proforma, transaction-related expenses & other 18.1 *As defined by credit agreement which includes debt balance LTM Adjusted EBITDA $ 256.2 and cash balance two days following quarter end Use of Non-GAAP Financial Information Free Cash Flow, Earnings before interest, taxes, depreciation and amortization (“EBITDA”), and LTM Adjusted EBITDA are non-GAAP financial measures. In addition to reporting financial results in accordance with accounting principles generally accepted in the United States, we provide non-GAAP operating results adjusted for certain items and other one-time items. We adjust for the items listed above in all periods presented, unless the impact is clearly immaterial to our financial statements. We utilize the adjusted results to review our ongoing operations without the effect of these adjustments and for comparison to budgeted operating results. We believe the adjusted results are useful to investors because they help them compare our results to previous periods and provide important insights into underlying trends in PATK the business and how management oversees our business operations on a day-to-day basis. LISTED NASDAQ 17